SUPPLEMENT DATED SEPTEMBER 23, 2025

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2025

FOR CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2025, for Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Floating Rate Income Portfolio – Effective January 31, 2026, in the Management subsection, information regarding portfolio manager J.P. Leasure will be deleted.

Inflation Managed Portfolio – Effective December 31, 2025, in the Management subsection, information regarding Stephen Rodosky will be deleted. In addition, in the same subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Mike Cudzil, Managing Director and Portfolio Manager	Since 2025

International Large-Cap Portfolio – Effective June 30, 2026, in the Management subsection, information regarding Daniel Ling will be deleted.

Disclosure Changes to the About Management section

Effective January 31, 2026, in the table for Aristotle Pacific Capital, LLC, information regarding J.P. Leasure will be deleted from the Floating Rate Income Portfolio subsection.

Effective June 30, 2026, in the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, information regarding Daniel Ling will be deleted from the International Large-Cap Portfolio subsection.

Effective December 31, 2025, in the table for Pacific Investment Management Company LLC, information regarding Stephen Rodosky will be deleted. In addition, the following is added to the Inflation Managed Portfolio subsection:

Mike Cudzil	Managing Director of PIMCO since 2017 and Portfolio Manager of PIMCO since 2012. He began his investment career in 1996 and holds a BA from the University of Pennsylvania.

SUPPLEMENT DATED SEPTEMBER 23, 2025

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2025

FOR CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2025 for Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the About Management section

Within the table for SSGA Funds Management, Inc., all references to “State Street Global Advisors (‘SSGA’)” are deleted and replaced with “State Street Investment Management.”

SUPPLEMENT DATED SEPTEMBER 23, 2025

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2025

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2025 (the “SAI”) as supplemented, and must be preceded or accompanied by the SAI. The changes in this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the third and fourth sentences in the section for SSGA FM are deleted and replaced with the following:

SSGA FM and certain other affiliates of State Street Corporation make up State Street Investment Management, which is one of the world’s largest institutional money managers and the investment management arm of State Street Corporation.

In the Compensation Structures and Methods section, under the MFS subsection, all references to Daniel Ling will be deleted and the remaining items renumbered, effective June 30, 2026.

Also in the Compensation Structures and Methods section, under the PLFA subsection, the fifth and sixth paragraphs are deleted and replaced with the following:

Long-Term Incentive:

Investment professionals are eligible to receive long-term incentive awards on an annual basis. Awards pay out at the end of three years based on PLFA’s achievement against quantitative factors. Pre-tax fund performance measured over a rolling three-year period, relative to the relevant peer group universes (“benchmarks”) as defined by Morningstar, accounts for the majority of long-term incentive awards. Target incentives are based on the level of each individual’s role and responsibilities.

The Portfolio Optimization Portfolios and Pacific Dynamix Portfolios are the primary components of a PLFA portfolio manager’s long-term incentive plan. For comparison purposes with respect to measuring the performance of the portfolio managers for the Portfolio Optimization Portfolios, the current peer group benchmark for the Portfolio Optimization Conservative Portfolio is Morningstar U.S. Insurance Conservative Allocation; for the Portfolio Optimization Moderate-Conservative Portfolio is Morningstar U.S. Insurance Moderately Conservative Allocation; for the Portfolio Optimization Moderate Portfolio is the Morningstar U.S. Insurance Moderate Allocation; for the Portfolio Optimization Growth Portfolio is Morningstar U.S. Insurance Moderate Allocation; and for the Portfolio Optimization Aggressive-Growth Portfolio is Morningstar U.S. Insurance Moderately Aggressive Allocation. For the Pacific Dynamix Portfolios, the current peer group benchmark for the Pacific Dynamix Conservative Growth Portfolio is Morningstar U.S. Insurance Moderately Conservative Allocation; for the Pacific Dynamix Moderate Growth Portfolio is Morningstar U.S. Insurance Moderate Allocation; for the Pacific Dynamix Growth Portfolio is Morningstar U.S. Insurance Moderately Aggressive Allocation; and for the Pacific Dynamix Aggressive Growth Portfolio is Morningstar U.S. Insurance Aggressive Allocation.

In addition, PLFA portfolio managers are eligible to receive awards based upon the performance for other accounts that they manage outside the Trust.

In the Other Accounts Managed section, under Aristotle Pacific’s portion of the table, all information regarding J.P. Leasure will be deleted effective January 31, 3026.

Also in the Other Accounts Managed section, under MFS’s portion of the table, all information regarding Daniel Ling will be deleted effective June 30, 2026.

Also in the Other Accounts Managed section, under PIMCO’s portion of the table, all information regarding Stephen Rodosky will be deleted effective December 31, 2025.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Disclosure of Portfolio Holdings section, “Capital Institutional Services, Inc. (CAPIS)” is added alphabetically and “Zeno AN Solutions” is removed from the table.

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